EXHIBIT 10.1

PACKAGED ICE, INC.
EMPLOYEE STOCK PURCHASE PLAN                              ENROLLMENT/CHANGE FORM


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                                     |                  DEDUCTIONS
[ ] INITIAL DEDUCTION ELECTION       |
                                     |    [ ] CHANGE    [ ] STOP    [ ] RE-START
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I. EMPLOYEE INFORMATION
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Last Name___________________________  First Name_______________________   MI____

Social Security #____________________________   Date of Birth_____/_____/_______

Address_________________________________________________________________________

City______________________   State_________________   Zip Code__________________

Daytime Telephone Number(____)______-_________   Date of Hire_____/_____/_______

Company #________  Location #:________  Pay Frequency: Weekly [ ]  Bi-Weekly [ ]

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II. PAYROLL DEDUCTION CHANGE AUTHORIZATION
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I authorize Packaged Ice, Inc. to deduct from my pay $_______________ each pay period (minimum of $5 per weekly period $10 min per bi-weekly period) to be used for the purchase of Packaged Ice, Inc. Common Stock in accordance with the plan provisions.

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III. W-9 CERTIFICATION
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Under penalties of perjury, I certify that the Social Security number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me.)

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IV. SIGNATURES
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I authorize Packaged Ice, Inc. to institute the Investment decision indicated
above. I have received the Plan Prospectus, Plan Document and Summary of Plan Features. I understand that contributions are after-tax deductions and will not accrue interest after being deducted for the purchase of Common Stock. I understand that neither The Packaged Ice, Inc. nor Morgan Stanley Dean Witter, Plan Administrative Agent, is responsible for prices at which shares are purchased or for any market value fluctuations subsequent to the purchases. I further understand that my right to plan participation may not be transferred or pledged to any other individual.

Employees under the age of 18 must have this Form co-signed by their Parent or Guardian.


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Employee Signature        Parent/Guardian Signature (if applicable)         Date


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Send Completed Form to:         PACKAGED ICE, INC.
                                HUMAN RESOURCES DEPT.
                                3535 TRAVIS SUITE 170
                                DALLAS, TX 75204
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